Advertising Expenses	12 Months Ended
Dec. 31, 2014
Advertising Expenses [Abstract]
Advertising Expenses

22. ADVERTISING EXPENSES

Included in sales and marketing expense, advertising expenses generally represent the expenses of promotions to create or stimulate a positive image of the Group or a desire to subscribe for the Group’s products and services. Advertising expenses are expensed as incurred. Advertising expenses recognized in the consolidated statements of comprehensive income were $42.3 million, $101.6 million and $188.6 million, respectively, for the years ended December 31, 2012, 2013 and 2014. Advertising expenses charged from Sohu were $14.0 million, $13.4 million and $10.4 million, respectively, for the years ended December 31, 2012, 2013 and 2014.